MERRILL LYNCH
GLOBAL
HOLDINGS, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
August 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #10176 --8/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL HOLDINGS, INC.

Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Edward F. Korff, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



DEAR SHAREHOLDER

For the quarter ended August 31, 1997, total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were +1.30%, +1.02%, +1.02% and +1.24%, respectively. During the same period, the total return in US dollar terms for the unmanaged Morgan Stanley Capital International (MSCI) World Index was +2.43%. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance data, including average annual total returns, can be found on pages 5 -- 7 of this report to shareholders.)

Unlike the May quarter when equity market returns were relatively similar around the world, equity market returns varied markedly during the August quarter. On a total return basis, the MSCI North American Index rose 6.0% and the MSCI European Index gained 3.7%, while the MSCI Pacific Index declined 6.6% in total returns during the August quarter. Individual market returns were even more widely varied. For example, in the Pacific Region, Indonesia, Malaysia and the Philippines declined 29%, 27% and 28%, respectively, while Taiwan and New Zealand gained 23% and 4%, respectively (all in local currency terms). Asset allocation continues to be an extremely important aspect of global portfolio management.

In previous shareholder reports, we have commented extensively on intermarket and intramarket volatility, concluding that "there appears to be no persuasive reason to expect a lessening of volatility." This point was validated during the August quarter. Economic problems in Thailand led to political problems, a devaluation of the baht, and an outflow of capital from the Thai stock market. These factors contributed to a decline of more than 23% in the month of August alone. Despite significantly different circumstances, the problems experienced by Thailand were also experienced by other Asian and Pacific Rim economies, with similar outcomes. Throughout Asia, virtually all currencies were devalued relative to the dollar, virtually all forecasts of economic growth were reduced as interest rates were increased to stabilize the currencies, and virtually all equity markets dropped substantially.

Volatility was not limited to the Asian markets. The relative strength of the US dollar is hurting corporate America's ability to export and is also reducing profits on foreign sales. This is likely to negatively impact the earnings of US multinationals, in our view. The realization of this was partly responsible for the US market's 5.62% decline in August, as measured by the Standard & Poor's 500 Index. For related reasons, European markets also declined sharply in August. The relative weakness of continental currencies led to fears of imminent interest rate increases and an exodus from equity markets. The French, German and Swiss markets all declined about 9% in August.

The world's economies are increasingly interconnected, but grow at differing rates. This can cause currency pressures. Currency pressures often result in changes in economic policy, political measures, or both. Investor reaction to such measures can result in major shifts of investment capital, potentially heightening volatility but, at the same time, possibly increasing opportunity. Conditions for purchasing and selling holdings are not always favorable in some of the smaller markets, but our strategic goal remains constant. We want to invest in a diversified portfolio of high-quality companies that benefit from economic growth opportunities around the world.

Investment Environment
Europe
Economic activity in Europe is proceeding essentially as forecast in previous quarterly reports. Growth, while somewhat constrained by restrictive fiscal policies, has gradually accelerated. Primarily export-led, this growth has resulted in higher domestic demand for capital goods. Likewise, domestic consumption expenditures are beginning to show some sign of recovery. Unemployment remains high, but restructuring efforts are beginning to beneficially impact corporations. Corporate profits are exceeding expectations.

An interest rate hike by the Bundesbank would be a negative development for equity markets, but we believe this is unlikely over the near term. The Bundesbank has achieved a more stabilized Deutschemark. The central bankers are well aware that an interest rate hike could seriously impact the French economy. Elsewhere, the smaller European economies are enjoying moderate growth and minimal inflation.

During the August quarter, the unmanaged benchmark MSCI European Index rose 3.7% in total returns in US dollar terms, excluding dividends. The Fund's performance benefited from large gains in a few of our holdings:
Nokia OY AS 'A', +25%; Philips Electronics N.V., +38%; Akzo Nobel N.V., +23%; and Mannesmann AG, +21%. The switch we made during the May quarter from Total S.A. into Societe Nationale Elf Aquitaine S.A. has been positive to date. Societe Nationale Elf Aquitaine rose 17%, 10% more than Total's gain. The small decline in the British pound against the Deutschemark brought relief to the export-sensitive UK stocks. British Petroleum Co. PLC rose 19%, BBA Group PLC gained 16% and Siebe PLC added 12%. On the other hand, Gucci Group N.V. declined 13%, Astec (BSR) PLC lost 13% and Prosegur Compania de Seguridad S.A. ended the quarter 11% lower.

We sold our investments in Tomra Systems ASA, Metro AG, Adidas AG and Banco Bilbao Vizcaya S.A., because they had approached full value after large gains. We also sold Endemol Entertainment N.V., which changed the direction of its business. We sold a few small investments with modest gains, to further concentrate our holdings. We also initiated a position in BPI - SGPS S.A., the third-largest Portuguese bank. Portugal is one of Europe's fastest-growing economies, driven by European Community financial assistance and inexpensive labor costs. We also bought shares of Ispat International N.V., the only steel company with operations around the world. It is the most profitable and one of the fastest-growing steel companies, in our view.

Japan
Investor sentiment in Japan has deteriorated since late July when a series of weak economic data was released. Announcements of weaker-than-expec-ted consumer spending, a decline in housing starts and a buildup in inventories, especially automobiles, rekindled investor concerns that the domestic eco-nomic recovery may be stalling. Although exports and private capital investment continued to expand, slower growth of consumer spending and the sharp rise in inventories have led many economists to lower their growth forecasts for the year.

As a result, yields on Japanese bonds fell to record lows, and the yen weakened on expectations that interest rates will remain low.

Against this backdrop, we expect companies to revise their earnings estimates downward in the November quarter. In addition, the recent turmoil in Asia could have a negative impact on the Japanese economy given that exports are the major area of growth for Japan, with over 40% of Japan's exports going to Asia. In response to these concerns, we reduced our Japanese equity holdings substantially on a rally up to July. We sold shares of DDI Corp. and Toyota Motor Corp. with gains, and took partial profits in Tokyo Electron Ltd. and Canon Inc. after sharp rises in their share prices. We also closed out our investments in Sharp Corp., Nippon Steel Co. and Daiwa Securities Co., Ltd. because their prospects deteriorated. The focus of our remaining investments continues to be on globally competitive companies that have built up a strong earnings base. In Japan, the trend of a polarized economy is continuing. Large export-oriented manufacturers have been performing well, while non-manufacturing and small companies that are more dependent on the domestic market have been left behind. Despite the extremely favorable monetary conditions, small companies and non-manufacturing sectors have not benefited from the spillover effects, resulting in overall sluggish growth. We believe the only way out of Japan's dilemma is through policy makers' stepped-up structural reforms. Although financial sector reform has started, overall prospects for structural reform appear to remain uncertain. The Japanese stock market has lagged many global markets, having declined 4.8% in the quarter, and it may continue to do so in the near term. However, we think there are some Japanese companies that are fundamentally attractive on a global scale. In this regard, we will focus our attention on investing in individual companies rather than on achieving a broad representation in the Japanese market.

Asia (ex Japan)
Asia's stock markets were badly rocked by currency instability during the August quarter. After Thailand was forced to float its currency on July 2, 1997, the Philippines, Indonesia, Malaysia and Singapore allowed their currencies to depreciate. This wave of currency depreciations shook investor confidence and sent the stock markets into a sharp decline across Asia. The Thai baht is down 36% from the end of May, the Malaysian ringgit 17%, the Indonesian rupiah 20% and the Singapore dollar 6%.

Economists attribute the current Asian crisis in part to the countries' fixed exchange rate regimes. Prior to the crisis, Southeast Asian governments had linked their currencies to the US dollar to attract foreign capital for rapid development of their economies. During the boom period of 1994 -- 1995, the dollar-linked exchange policy caused domestic liquidity to rise as foreign capital flowed into these countries. Many international economists think that a large portion of the economic growth in Southeast Asian countries was a result of the strength of the yen up to mid-1995 in response to the resulting increase of exports to Japan and direct investment into Southeast Asian countries by Japan. However, since the summer of 1995 when the yen reversed trend, Asian countries' competitiveness started to erode and the sharp appreciation of the Asian currencies put a brake on foreign capital inflows. The appreciation of Asian currencies was excessive in relation to the strength of their economies, and when the business cycle turned downward, Asian governments could not lower their interest rates to defend their currencies for fear of capital outflow. As a result of not allowing their exchange rates to adjust with the changing economic conditions, they have exposed their overvalued currencies to a series of speculative attacks.

Devaluations will inevitably create short-term distress for some of the economies, in our view. However, we believe that the foundations are being laid for better long-term results with a more flexible approach to currency management and independent monetary control. Following the devaluations, economic growth in Southeast Asia is expected to be lower as a result of tight policies and reduced foreign capital inflows. Devaluations will have a negative impact on corporate balance sheets, particularly for some companies where foreign debt is high and largely unhedged. Given that the recent currency and stock price drops were so sharp and rapid (with the bulk of the decline occurring in the last two weeks of August), we thought that the best strategy was to ride out the turmoil in the intermediate term. Moreover, from an operational standpoint, trading was very difficult. Liquidity declined significantly in most Asian markets and trading restrictions were imposed in Malaysia. During the month of August, the equity markets of Hong Kong, Malaysia, Thailand and Indonesia declined 13.1%, 19.8%, 23.0% and 31.0%, respectively (as measured by the principal market index in each country). The only major changes we made during the August quarter were the sale of First Pacific Co., Ltd. and the partial sale of Hong Kong and China Gas Company Ltd. in Hong Kong with gains, and the sale of Keppel Corp. Ltd. in Singapore. Relative valuations obviously have changed between and within markets. This may result in increased portfolio activity in the November quarter.

The Americas
The US economy continues to support favorable trends in the equity market, which is why we significantly increased our exposure to the Americas market over the course of the year. Growth is moderate, inflation benign, and corporate profits growth has continued through mid-year. The strong US dollar and the economic problems in Asia are likely to keep downward pressure on inflation and interest rates, in our view. Pundits have dubbed this the "Goldilocks Economy" because everything is just right. However, if everything is just right, the next change presumably is for the worse. We continue to monitor both domestic and international economic and political events with regard to their impact on the US market. We remain underweighted in the US market compared to the MSCI Index as we believe there is greater potential for upside surprises in many of the international markets.

Meanwhile, the US stock market rose 6.2% during the August quarter. The US portion of Merrill Lynch Global Holdings substantially outperformed the US stock market. Our oil service positions and certain technology stocks were particularly beneficial. Global Industries Ltd. increased 64%, Transocean Offshore Inc. gained 31%, Texas Instruments Inc. rose 35% and Cisco Systems, Inc. added 17%. Mercury General Corp., an insurance holding company, rose 21%. Kennametal, Inc., an industrial manufacturer, was up 15%. Portfolio activity was minimal, but we undertook to further concentrate our investments.

Our Latin American investments generally outperformed their respective markets during the August quarter. Two banks were particularly helpful to overall results. In Mexico, Grupo Financiero Banorte, S.A. de C.V. rose 65%, and the Argentine bank, Banco de Galicia y Buenos Aires S.A. de C.V. was up 15%.

In Conclusion
We thank you for your investment in Merrill Lynch Global Holdings, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/EDWARD F. KORFF
Edward F. Korff
Vice President and Portfolio Manager

October 1, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge
(front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                                                      12 Month         3 Month
                                                          8/31/97       5/31/97        8/31/96        % Change        % Change
ML Global Holdings, Inc. Class A Shares*                  $15.56        $15.36         $14.03          +16.33%(1)       +1.30%
ML Global Holdings, Inc. Class B Shares*                   14.83         14.68          13.40          +16.31(1)        +1.02
ML Global Holdings, Inc. Class C Shares*                   14.80         14.65          13.41          +16.00(1)        +1.02
ML Global Holdings, Inc. Class D Shares*                   15.49         15.30          13.97          +16.32(1)        +1.24
ML Global Holdings, Inc. Class A Shares -- Total Return*                                               +18.15(2)        +1.30
ML Global Holdings, Inc. Class B Shares -- Total Return*                                               +16.92(3)        +1.02
ML Global Holdings, Inc. Class C Shares -- Total Return*                                               +16.89(4)        +1.02
ML Global Holdings, Inc. Class D Shares -- Total Return*                                               +17.86(5)        +1.24
World Stock Index -- Total Return**                                                                    +22.33           +2.43

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**  The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International
    Perspective.
(1) Percent change includes reinvestment of $0.684 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.229 per share ordinary income dividends and $0.684 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.074 per share ordinary income dividends and $0.684 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.108 per share ordinary income dividends and $0.684 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.193 per share ordinary income dividends and $0.684 per share capital gains distributions.






Performance
Summary --
Class A Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed            Dividends Paid*          % Change**
7/2/84 -- 12/31/84       $9.15           $9.32                   --                    $0.170                + 3.68%
1985                      9.32           12.28                   --                     0.340                +36.05
1986                     12.28           14.28                $1.270                    0.300                +30.25
1987                     14.28           11.52                 3.638                    0.372                + 6.54
1988                     11.52           11.01                 1.275                    0.337                +10.04
1989                     11.01           11.77                 1.492                    0.212                +23.53
1990                     11.77           10.28                 0.188                    0.261                - 9.20
1991                     10.28           11.67                 0.221                    0.123                +17.12
1992                     11.67           11.27                 0.817                    0.063                + 4.28
1993                     11.27           13.14                 0.443                    0.371                +24.08
1994                     13.14           12.18                 0.514                    0.007                - 3.25
1995                     12.18           13.32                 0.584                    0.164                +15.56
1996                     13.32           14.08                 0.684                    0.229                +12.61
1/1/97 -- 8/31/97        14.08           15.56                   --                       --                 +10.51
                                                       Total $11.126             Total $2.949
                                                                    Cumulative total return as of 8/31/97:  +409.41%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed            Dividends Paid*          % Change**
10/21/88 -- 12/31/88     $11.29          $11.00               $0.388                   $0.147                + 2.22%
1989                      11.00           11.71                1.492                    0.138                +22.33
1990                      11.71           10.20                0.188                    0.166                -10.18
1991                      10.20           11.56                0.221                    0.036                +16.02
1992                      11.56           11.09                0.817                    0.001                + 3.15
1993                      11.09           12.94                0.443                    0.219                +22.87
1994                      12.94           11.87                0.514                      --                 - 4.20
1995                      11.87           12.82                0.584                    0.164                +14.37
1996                      12.82           13.51                0.684                    0.074                +11.33
1/1/97 -- 8/31/97         13.51           14.83                  --                       --                 + 9.77
                                                        Total $5.331             Total $0.945
                                                                    Cumulative total return as of 8/31/97:  +121.15%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed            Dividends Paid*          % Change**
10/21/94 -- 12/31/94     $13.08          $11.87               $0.514                      --                 - 5.23%
1995                      11.87           12.82                0.584                   $0.164                +14.37
1996                      12.82           13.48                0.684                    0.108                +11.37
1/1/97 -- 8/31/97         13.48           14.80                  --                       --                 + 9.79
                                                        Total $1.782             Total $0.272
                                                                     Cumulative total return as of 8/31/97:  +32.53%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.







Performance
Summary --
Class D Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed            Dividends Paid*          % Change**
10/21/94 -- 12/31/94     $13.39          $12.18               $0.514                   $0.003                - 5.09%
1995                      12.18           13.29                0.584                    0.164                +15.32
1996                      13.29           14.04                0.684                    0.193                +12.29
1/1/97 --  8/31/97        14.04           15.49                  --                       --                 +10.33
                                                        Total $1.782             Total $0.360
                                                                     Cumulative total return as of 8/31/97:  +35.60%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual
Total Return

                              Return Without          % Return With
                               Sales Charge           Sales Charge**
Class A Shares*
Year Ended 6/30/97               +16.70%                 +10.58%
Five Years Ended 6/30/97         +12.96                  +11.75
Ten Years Ended 6/30/97          + 9.05                  + 8.47

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                % Return               % Return
                              Without CDSC            With CDSC**
Class B Shares*
Year Ended 6/30/97               +15.50%                 +11.50%
Five Years Ended 6/30/97         +11.82                  +11.82
Inception (10/21/88)
through 6/30/97                  + 9.81                  + 9.81

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return               % Return
                              Without CDSC            With CDSC**
Class C Shares*
Year Ended 6/30/97               +15.48%                 +14.48%
Inception (10/21/94)
through 6/30/97                  +11.84                  +11.84

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                           % Return Without          % Return With
                             Sales Charge            Sales Charge**
Class D Shares*
Year Ended 6/30/97               +16.40%                 +10.29%
Inception (10/21/94)
through 6/30/97                  +12.73                  +10.50

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




                                                                          Merrill Lynch Global Holdings, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)

LATIN                                 Shares                                                                        Percent of
AMERICA        Industries              Held                  Investments                    Cost         Value      Net Assets

Argentina       Banking               125,000      Banco de Galicia y Buenos Aires
                                                   S.A. de C.V. (ADR)*                   $3,084,280    $3,703,125      0.8%
                Energy                100,000      Yacimientos Petroliferos Fiscales
                                                   S.A. (YPF) (ADR)*                      2,354,250     3,256,250      0.7
                Multi-Industry        278,810      Compania Naviera Perez Companc
                                                   S.A.C.F.I.M.F.A.                       1,023,485     2,225,349      0.5
                                                                                        -----------   -----------    -----
                                                   Total Investments in Argentina         6,462,015     9,184,724      2.0
                                                                                        ===========   ===========    =====

Brazil          Forest Products
                & Paper               100,000      Aracruz Celulose S.A. (ADR)*           1,835,000     2,037,500      0.4
                Telecommunications 30,000,000      Telecommunicacoes Brasileiras S.A.
                                                   -- Telebras PN (Preferred)             1,069,928     3,516,806      0.8
                                                                                        -----------   -----------    -----
                                                   Total Investments in Brazil            2,904,928     5,554,306      1.2
                                                                                        ===========   ===========    =====

Mexico          Banking             2,000,000      Grupo Financiero Banorte, S.A.
                                                   de C.V. (Class B)                      2,113,918     3,088,008      0.7
                Multi-Industry        125,000      DESC, Sociedad de Fomento Industrial
                                                   S.A. de C.V. (ADR)*                    3,668,116     4,156,250      0.9
                                                                                        -----------   -----------    -----
                                                   Total Investments in Mexico            5,782,034     7,244,258      1.6
                                                                                        ===========   ===========    =====

Panama          Banking                75,000      Banco Latinoamericano de
                                                   Exportaciones, S.A. (E Shares)         3,704,425     3,403,125      0.7
                                                                                        -----------   -----------    -----
                                                   Total Investments in Panama            3,704,425     3,403,125      0.7
                                                                                        ===========   ===========    =====

                                                   Total Investments in Latin America    18,853,402    25,386,413      5.5
                                                                                        ===========   ===========    =====

MIDDLE
EAST
Israel          Electrical &
                Electronics           200,000      NICE - Systems Ltd. (ADR)*             4,548,254     7,987,500      1.7
                                                                                        -----------   -----------    -----
                                                   Total Investments in the Middle East   4,548,254     7,987,500      1.7
                                                                                        ===========   ===========    =====

NORTH
AMERICA
Canada          Chemicals             300,000      Agrium, Inc.                           4,041,372     3,631,124      0.8
                Telecommunications     50,000      Northern Telecom Ltd.                  1,474,875     4,956,250      1.1
                                                                                        -----------   -----------    -----
                                                   Total Investments in Canada            5,516,247     8,587,374      1.9
                                                                                        ===========   ===========    =====

United States   Banking               120,000      Bank of New York, Inc. (The)           3,130,284     5,355,000      1.1
                                       95,000      Northern Trust Corporation             3,777,776     5,011,250      1.1
                                       65,000      Wachovia Corporation                   4,173,124     4,046,250      0.9
                                                                                        -----------   -----------    -----
                                                                                         11,081,184    14,412,500      3.1

                Business & Public
                Services               30,000      Microsoft Corp.                          617,500     3,965,625      0.8
                                      300,000      Molten Metal Technology, Inc.          4,511,661     1,537,500      0.3
                                      187,500      Oracle Corporation                     2,825,903     7,136,719      1.5
                                      150,000      US Filter Corp.                        4,588,753     5,400,000      1.2
                                                                                        -----------   -----------    -----
                                                                                         12,543,817    18,039,844      3.8

                Electronics/
                Components             85,000      Cisco Systems, Inc.                    4,271,875     6,401,563      1.4
                                       85,000      Intel Corp.                            1,087,344     7,814,688      1.7
                                       45,000      Texas Instruments Inc.                 2,012,563     5,113,125      1.1
                                                                                        -----------   -----------    -----
                                                                                          7,371,782    19,329,376      4.2

                Energy Sources        250,000      Global Industries Ltd.                 4,605,101     9,109,375      1.9
                                       75,000      Transocean Offshore Inc.               4,261,180     7,129,687      1.5
                                                                                        -----------   -----------    -----
                                                                                          8,866,281    16,239,062      3.4

                Health & Personal
                Care                  100,000      Forest Laboratories, Inc.              3,502,878     4,106,250      0.9
                                      100,000      Johnson & Johnson                      5,281,813     5,668,750      1.2
                                       55,000      Merck & Co., Inc.                      3,287,350     5,049,687      1.1
                                       90,000      Pfizer, Inc.                           2,529,031     4,983,750      1.1
                                      100,000      Pharmacia & Upjohn Inc.                3,942,918     3,406,250      0.7
                                                                                        -----------   -----------    -----
                                                                                         18,543,990    23,214,687      5.0

                Insurance              90,300      Mercury General Corp.                  3,440,181     7,901,250      1.7
                                       80,000      The PMI Group, Inc.                    4,385,425     4,625,000      1.0
                                                                                        -----------   -----------    -----
                                                                                          7,825,606    12,526,250      2.7

                Machinery &
                Equipment             125,000      Harnischfeger Industries, Inc.         4,725,187     5,015,625      1.1
                                      125,000      Kennametal, Inc.                       5,048,372     5,851,562      1.3
                                                                                        -----------   -----------    -----
                                                                                          9,773,559    10,867,187      2.4

                Merchandising         100,000      CVS Corporation                        5,065,309     5,637,500      1.2
                                      150,000      Federated Department Stores, Inc.      4,921,701     6,300,000      1.3
                                      150,000      Home Depot, Inc.                       4,209,058     7,078,125      1.5
                                      300,000      PETsMART, Inc.                         4,929,293     2,550,000      0.5
                                                                                        -----------   -----------    -----
                                                                                         19,125,361    21,565,625      4.5

                Railroads             125,000      Illinois Central Corp.                 3,777,500     4,195,312      0.9

                Telecommunications          1      CommScope Inc.                                12            17      0.0
                Equipment                                                               -----------   -----------    -----
                                                   Total Investments in the United
                                                   States                                98,909,092   140,389,860     30.0
                                                                                        ===========   ===========    =====

                                                   Total Investments in North America   104,425,339   148,977,234     31.9
                                                                                        ===========   ===========    =====

PACIFIC
BASIN/ASIA
Australia       Broadcasting &
                Publishing            351,883      News Corp., Ltd. (Ordinary)            1,873,092     1,585,296      0.3

                Insurance             109,243      Lend Lease Corp.                       1,405,161     2,355,816      0.5
                                                                                        -----------   -----------    -----
                                                   Total Investments in Australia         3,278,253     3,941,112      0.8
                                                                                        ===========   ===========    =====

Hong Kong       Multi-Industry        500,000      CITIC Pacific Ltd.                     2,539,751     2,664,860      0.6
                                      400,000      Hutchison Whampoa Ltd.                 1,949,838     3,329,462      0.7
                                      500,000      Swire Pacific Ltd. 'A'                 2,453,484     3,823,074      0.8
                                                                                        -----------   -----------    -----
                                                                                          6,943,073     9,817,396      2.1

                Real Estate           400,000      Sun Hung Kai Properties, Ltd.          2,242,489     4,542,522      1.0

                Utilities -- Gas    2,000,000      Hong Kong and China Gas Company Ltd.   2,523,782     3,716,609      0.8
                                                                                        -----------   -----------    -----
                                                   Total Investments in Hong Kong        11,709,344    18,076,527      3.9
                                                                                        ===========   ===========    =====

Indonesia       Conglomerates         500,000      P.T. Bimantara Citra                     581,462       451,448      0.1
                Construction &
                Housing             1,880,000      Jaya Real Property                     2,924,702     1,281,090      0.3
                Telecommunications     60,000      P.T. Telekomunikasi Indonesia (ADR)*   1,190,805     1,177,500      0.3
                Textiles            3,000,000      P.T. Indorama Synthetics (Foreign)     1,834,593     1,635,434      0.3
                                                                                        -----------   -----------    -----
                                                   Total Investments in Indonesia         6,531,562     4,545,472      1.0
                                                                                        ===========   ===========    =====

Japan           Banking               130,000      Bank of Tokyo -- Mitsubishi            3,085,819     2,370,722      0.5
                                US $1,000,000      The Mitsubishi Bank, Ltd., 3% due
                                                   11/30/2002 (Convertible)               1,000,000     1,080,000      0.2
                                      150,000      Sanwa Bank, Ltd.                       2,545,348     1,873,595      0.4
                                                                                        -----------   -----------    -----
                                                                                          6,631,167     5,324,317      1.1

                Broadcasting &        300,000      Tokyo Broadcasting System, Inc.        3,736,661     5,071,197      1.1
                Publishing

                Cable & Wire          270,000      Sumitomo Electric Industry, Ltd.       2,968,251     4,091,931      0.9

                Data Processing &     100,000      Canon Inc.                             1,758,792     2,772,920      0.6
                Reproduction

                Electrical &
                Electronics           250,000      Hitachi Ltd.                           2,636,635     2,310,767      0.5
                                       35,000      Keyence Corp.                          2,394,452     5,129,486      1.1
                                      200,000      Matsushita Electric Industrial Co.     2,837,637     3,697,227      0.8
                                       90,000      Murata Manufacturing Co., Ltd.         2,616,519     3,679,740      0.8
                                      300,000      NEC Corporation                        3,767,865     3,372,471      0.7
                                       80,000      Tokyo Electron Ltd.                    2,546,680     4,363,394      0.9
                                                                                        -----------   -----------    -----
                                                                                         16,799,788    22,553,085      4.8

                Entertainment          80,000      Sony Music Entertainment (Japan) Inc.  3,498,777     3,164,293      0.7

                Insurance             260,000      Tokio Marine & Fire Insurance Co.,
                                                   Ltd.                                   3,242,469     2,987,759      0.6

                Machinery &
                Engineering           350,000      Minebea Co., Ltd.                      2,942,184     3,497,377      0.8
                                      500,000      Mitsubishi Heavy Industries Ltd.       3,654,177     3,326,672      0.7
                                                                                        -----------   -----------    -----
                                                                                          6,596,361     6,824,049      1.5

                Merchandising          80,000      Aoyama Trading Co.                     3,433,890     2,158,381      0.5
                                       60,000      Ito-Yokado Co., Ltd.                   2,604,246     3,247,564      0.7
                                      150,000      Marui Co., Ltd.                        2,736,736     2,385,711      0.5
                                                                                        -----------   -----------    -----
                                                                                          8,774,872     7,791,656      1.7

                Real Estate           250,000      Mitsui Fudosan Co., Ltd.               3,097,952     2,914,481      0.6

                Telecommunications        800      Nippon Telephone & Telegraph Corp.
                                                   (Ordinary)                             3,217,188     3,763,844      0.8

                Wholesale &
                International Trade   300,000      Mitsui & Co.                           2,133,754     2,458,156      0.5
                                                                                        -----------   -----------    -----
                                                   Total Investments in Japan            62,456,032    69,717,688     14.9
                                                                                        ===========   ===========    =====

Malaysia        Banking             1,440,799      Commerce Asset-Holding BHD             2,027,950     1,797,604      0.4
                                      150,083      Commerce Asset-Holding BHD
                                                   (Warrants)(a)                             95,215        49,899      0.0
                                                                                        -----------   -----------    -----
                                                                                          2,123,165     1,847,503      0.4

                Building Materials  1,000,000      Sungei Way Holdings BHD                2,085,002     1,179,092      0.3
                Forest Products     1,500,000      Land & General BHD (Ordinary)          2,275,824     1,125,964      0.2
                Multi-Industry      1,000,000      Sime Darby BHD                         3,631,380     2,365,039      0.5
                Telecommunications    450,000      Telekom Malaysia BHD                   1,491,009     1,372,751      0.3
                                                                                        -----------   -----------    -----
                                                   Total Investments in Malaysia         11,606,380     7,890,349      1.7
                                                                                        ===========   ===========    =====

New Zealand     Telecommunications    400,000      Telecom Corp. of New Zealand Ltd.
                                                   (Class C) (ADR)*                       1,278,315     1,973,232      0.4
                                                                                        -----------   -----------    -----
                                                   Total Investments in New Zealand       1,278,315     1,973,232      0.4
                                                                                        ===========   ===========    =====

Singapore       Banking               350,000      Overseas Chinese Banking Corp.         3,080,778     2,732,385      0.6
                Broadcasting &
                Publishing            170,000      Singapore Press Holdings Limited       2,723,560     2,148,197      0.4
                Construction &
                Housing               300,000      City Development Ltd.                  2,010,983     1,895,468      0.4
                                                                                        -----------   -----------    -----
                                                   Total Investments in Singapore         7,815,321     6,776,050      1.4
                                                                                        ===========   ===========    =====

South Korea     Construction &
                Housing                   783      Hyundai Engineering and Construction
                                                   Co.                                       19,277        16,530      0.0
                                                                                        -----------   -----------    -----
                                                   Total Investments in South Korea          19,277        16,530      0.0
                                                                                        ===========   ===========    =====

Thailand        Banking               200,000      Bangkok Bank Public Company Ltd.       2,049,723       988,304      0.2
                Building Materials     60,000      The Siam Cement Public Co. Ltd.
                                                   (Foreign Registered)                   2,167,775       919,298      0.2
                Energy Sources        116,600      PTT Exploration and Production
                                                   Public Co. (PTTEP)                     1,451,644     1,241,006      0.3

                Telecommunications    350,000      Total Access Communication Public
                                                   Co. Ltd.                               2,209,375     1,400,000      0.3
                                                                                        -----------   -----------    -----
                                                   Total Investments in Thailand          7,878,517     4,548,608      1.0
                                                                                        ===========   ===========    =====
                                                   Total Investments in the Pacific
                                                   Basin/Asia                           112,573,001   117,485,568     25.1
                                                                                        ===========   ===========    =====

WESTERN
EUROPE

Denmark         Business & Public
                Services              150,000      ISS International Service System
                                                   A/S (Class B)                          3,289,437     4,444,607      1.0
                                                                                        -----------   -----------    -----
                                                   Total Investments in Denmark           3,289,437     4,444,607      1.0
                                                                                        ===========   ===========    =====

Finland         Telecommunications     95,600      Nokia OY AS 'A'                        3,283,620     7,420,771      1.6
                                                                                        -----------   -----------    -----
                                                   Total Investments in Finland           3,283,620     7,420,771      1.6
                                                                                        ===========   ===========    =====

France          Banking                46,000      Cetelem S.A.                           4,689,077     4,659,286      1.0

                Business &
                Public Services        80,000      Dassault Systemes S.A.                 1,834,389     5,217,449      1.1

                Energy                 60,000      Societe Nationale Elf Aquitane S.A.    5,819,442     6,692,003      1.4
                                                                                        -----------   -----------    -----
                                                   Total Investments in France           12,342,908    16,568,738      3.5
                                                                                        ===========   ===========    =====

Germany         Banking                50,000      Deutsche Bank AG                       3,429,105     2,933,489      0.6

                Multi-Industry          9,000      Mannesmann AG                          3,089,410     4,184,184      0.9
                                      210,000      SKW Trostberg AG                       5,676,684     7,007,007      1.5
                                      120,000      Veba AG                                5,406,473     6,539,873      1.4
                                                                                        -----------   -----------    -----
                                                                                         14,172,567    17,731,064      3.8
                                                                                        -----------   -----------    -----
                                                   Total Investments in Germany          17,601,672    20,664,553      4.4
                                                                                        ===========   ===========    =====

Italy           Textiles              100,000      Gucci Group N.V.                       7,049,549     6,087,500      1.3
                                                                                        -----------   -----------    -----
                                                   Total Investments in Italy             7,049,549     6,087,500      1.3
                                                                                        ===========   ===========    =====

Netherlands     Business & Public     140,000      Baan Company N.V.                      2,254,885     8,456,561      1.8
                Services

                Chemicals              41,000      Akzo Nobel N.V.                        5,917,636     6,382,773      1.4

                Electrical &
                Electronics            70,000      Philips Electronics N.V.               2,440,144     5,002,716      1.1

                Merchandising         216,342      Koninklijke Ahold N.V.                 3,698,668     5,363,940      1.1

                Steel                  67,470      Ispat International N.V.               1,838,253     1,716,158      0.4
                                                                                        -----------   -----------    -----
                                                   Total Investments in the Netherlands  16,149,586    26,922,148      5.8
                                                                                        ===========   ===========    =====

Norway          Automobiles           350,000      Sensonor A/S                           2,732,359     2,468,365      0.5
                                                                                        -----------   -----------    -----
                                                   Total Investments in Norway            2,732,359     2,468,365      0.5
                                                                                        ===========   ===========    =====

Poland          Food & Beverage        25,718      Agros Holdings S.A.                      582,398       732,896      0.2
                                       17,143      Agros Holdings S.A. (Series D)           391,393       488,531      0.1
                                                                                        -----------   -----------    -----
                                                   Total Investments in Poland              973,791     1,221,427      0.3
                                                                                        ===========   ===========    =====

Portugal        Building Products     200,000      Cimpor -- Cimentos de Portugal S.A.    4,062,517     4,821,389      1.0

                Finance               200,000      BPI - SGPS S.A. (Registered Shares)    3,773,829     3,943,677      0.9
                                                                                        -----------   -----------    -----
                                                   Total Investments in Portugal          7,836,346     8,765,066      1.9
                                                                                        ===========   ===========    =====

Spain           Business & Public     350,000      Prosegur Compania de Seguridad S.A.    3,664,146     3,892,728      0.8
                Services                                                                -----------   -----------    -----
                                                   Total Investments in Spain             3,664,146     3,892,728      0.8
                                                                                        ===========   ===========    =====

Sweden          Automobiles           120,000      Autoliv, Inc.                          3,866,477     4,687,500      1.0
                                                                                        -----------   -----------    -----
                                                   Total Investments in Sweden            3,866,477     4,687,500      1.0
                                                                                        ===========   ===========    =====

Switzerland     Health & Personal
                Care                    1,000      Roche Holdings Ltd.                    5,320,796     8,456,873      1.8
                                                                                        -----------   -----------    -----
                                                   Total Investments in Switzerland       5,320,796     8,456,873      1.8
                                                                                        ===========   ===========    =====

United Kingdom  Banking               600,000      The Royal Bank of Scotland Group PLC   6,147,930     5,673,756      1.2

                Business & Public
                Services              775,000      Capita Group PLC                       3,237,316     3,368,894      0.7

                Electronics         1,850,000      Astec (BSR) PLC                        3,274,984     3,840,896      0.8

                Energy                404,575      British Petroleum Co. PLC              2,100,965     5,656,622      1.2
                                      600,000      Enterprise Oil PLC                     4,192,330     6,724,812      1.4
                                                                                        -----------   -----------    -----
                                                                                          6,293,295    12,381,434      2.6

                Home Building         500,000      The Berkeley Group PLC                 5,527,107     6,098,720      1.3

                Merchandising         900,000      Harvey Nichols PLC                     4,355,691     4,021,749      0.9

                Multi-Industry        911,944      BBA Group PLC                          5,114,591     5,731,796      1.2
                                      399,999      Siebe PLC                              4,107,799     6,968,095      1.5
                                                                                        -----------   -----------    -----
                                                                                          9,222,390    12,699,891      2.7

                Restaurants           200,000      PizzaExpress PLC                       2,178,256     2,228,628      0.5
                                                                                        -----------   -----------    -----
                                                   Total Investments in the United
                                                   Kingdom                               40,236,969    50,313,968     10.7
                                                                                        ===========   ===========    =====

                                                   Total Investments in Western Europe  124,347,656   161,914,244     34.6
                                                                                        ===========   ===========    =====


SHORT-TERM                            Face
SECURITIES                           Amount                        Issue
United States   Commercial Paper** $6,163,000      Associates Corp. of North America,
                                                   5.63% due 9/02/1997                    6,160,109     6,160,109      1.3
                                                                                       ------------  ------------    -----
                                                   Total Investments in Short-Term
                                                   Securities                             6,160,109     6,160,109      1.3
                                                                                       ============  ============    =====

                Total Investments                                                      $370,907,761   467,911,068    100.1
                                                                                       ============

                Liabilities in Excess of Other
                Assets                                                                                   (346,814)    (0.1)
                                                                                                     ------------    -----
                Net Assets                                                                           $467,564,254    100.0%
                                                                                                     ============    =====

                Net Asset Value:     Class A -- Based on net assets of $377,246,301
                                     and 24,249,015 shares outstanding                                     $15.56
                                                                                                     ============
                                     Class B -- Based on net assets of $75,507,179
                                     and 5,091,057 shares outstanding                                      $14.83
                                                                                                     ============
                                     Class C -- Based on net assets of $6,447,569
                                     and 435,736 shares outstanding                                        $14.80
                                                                                                     ============
                                     Class D -- Based on net assets of $8,363,205
                                     and 540,045 shares outstanding                                        $15.49
                                                                                                     ============

 *  American Depositary Receipts (ADR).
**  Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
(a) Warrants entitle the Company to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under conditions until the expiration date.




EQUITY PORTFOLIO CHANGES

Additions

For the Quarter Ended August 31, 1997

BPI - SGPS S.A. (Registered Shares)
CVS Corporation
Commerce Asset-Holding BHD (Warrants)
CommScope Inc.
DESC, Sociedad de Fomento Industrial
  S.A. de C.V. (ADR)
Deutsche Bank AG
*Elec de Portugal
*General Semiconductor, Inc.
Ispat International N.V.
*NextLevel Systems, Inc.
P.T. Bimantara Citra
PizzaExpress PLC
*Sulzer Media (Registered)
Wachovia Corporation


Deletions

Adidas AG
Banco Bilbao Vizcaya S.A.
Barnett Banks, Inc.
Beijing Enterprises Holdings Ltd.
COLT Telecom Group PLC
DDI Corp.
Daiwa Securities Co., Ltd.
*Elec de Portugal
Endemol Entertainment N.V.
Enron Oil & Gas Co.
First Pacific Co., Ltd.
General Instrument Corp.
*General Semiconductor, Inc.
Grupo Carso, S.A. de C.V.
Keppel Corp. Ltd.
Keppel Corp. Ltd. (Class A)
McDonald's Corp.
Metro AG
Mobil Corp.
*NextLevel Systems, Inc.
Nippon Steel Co.
Performance Food Group Co.
Ryanair Holdings PLC (ADR)
Sharp Corp.
*Sulzer Media (Registered)
Tomra Systems ASA
Toyota Motor Corp.

*Added and deleted in the same quarter.



PORTFOLIO INFORMATION

Worldwide Investments
As of 8/31/97


                                                           Percent of
Ten Largest Equity Holdings                                Net Assets

Multi-Industry                                               10.5%
Banking                                                      10.4
Business & Public Services                                    9.2
Merchandising                                                 8.2
Electrical & Electronics                                      7.6
Health & Personal Care                                        6.8
Telecommunications                                            5.6
Energy                                                        4.7
Electronics/Components                                        4.2
Insurance                                                     3.8



                                    Country of             Percent of
Ten Largest Equity Holdings           Origin               Net Assets

Global Industries Ltd.             United States              1.9%
Roche Holdings Ltd.                Switzerland                1.8
Baan Company N.V.                  Netherlands                1.8
NICE -- Systems Ltd. (ADR)         Israel                     1.7
Mercury General Corp.              United States              1.7
Intel Corp.                        United States              1.7
Nokia OY AS 'A'                    Finland                    1.6
Oracle Corporation                 United States              1.5
Transocean Offshore Inc.           United States              1.5
Home Depot, Inc.                   United States              1.5